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                                                                    Exhibit 10.8

               ASSIGNMENT OF TRADEMARK APPLICATIONS AND COMMON LAW
                                   TRADEMARKS


                  THIS ASSIGNMENT, effective the date of last signature below, is by and between GENERAC CORPORATION, a Wisconsin corporation ("Assignor") and GENERAC PORTABLE PRODUCTS, INC. (F/K/A GPPC, INC.), a Delaware corporation ("Assignee").

                                    RECITALS

                  A. Assignor is the owner of certain rights in various intellectual properties, including the trademark applications and common law trademarks used by Assignor's Portable Products Division, all as listed in Schedule A attached hereto (the "Trademarks").

                  B. Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the Trademarks, and Assignee desires such an assignment as part of the purchase of Assignor's Portable Products Division and in accordance with the parties' Asset Purchase and Sale Agreement.

                                   AGREEMENTS

                  In consideration of the recitals and mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                  1. ASSIGNMENT OF TRADEMARKS. Assignor hereby assigns and transfers to Assignee, its successors and assigns, Assignor's entire right, title and interest in and to the Trademarks, together with the goodwill associated therewith.

                  2. ASSIGNOR WARRANTY. Assignor hereby warrants and represents that it has the unrestricted right to make this Assignment free and clear of all liens, encumbrances, security interests and rights of any third party. Assignor further represents and warrants that no assignment, sale, license, agreement or any other encumbrance has been or will be made or entered into which would conflict with this Assignment.

                  3. ASSIGNOR COOPERATION. Assignor and its successors and assigns further agree to, without further consideration, promptly provide Assignee with all pertinent documents relating to the Trademarks and will, upon Assignee's reasonable request, provide Assignee with all pertinent facts relating thereto. Assignor further agrees to testify as to said facts and documents in any litigation or proceeding related thereto.

Assignor will promptly execute and deliver to Assignee or its legal representatives, and will undertake all reasonable efforts to secure the same from its employees, agents, officers and directors, any and all papers, instruments, documents, affidavits or declarations determined by Assignee in its reasonable judgment as required by Assignee to apply for, obtain, maintain, issue or enforce any of the Trademarks.

                  4. ASSIGNMENT OF ACCRUED ENFORCEMENT RIGHTS. Assignor assigns and transfers to Assignee any and all claims or causes of action for infringement of any of the Trademarks that may have accrued prior to the effective date of this Assignment, together with the right to bring suit for and/or initiate any proceeding to collect any and all damages arising from said claim or cause of action.

                  5. COUNTERPARTS. This Assignment may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument.

                       [Signatures on the following page]






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         IN WITNESS WHEREOF, we have hereunto set our hands and seal.

         For Assignor, Generac Corporation:

                                     BY: /s/ Robert D. Kern
                                         -------------------------------
                                         Printed Name: Robert D. Kern
                                            Title: Chairman of the Board
State of Wisconsin         )
                           :  SS
_________ County           )

                  On this ____ day of _____________, 1998, before me appeared to me personally known, who, being by me duly sworn, did say that he is of Generac Corporation, and that said instrument was signed on behalf of said corporation by authority of the Board of Directors.


        [Seal]                           Notary Public, State of
                                         My commission

         For Assignee, Generac Portable Products, Inc. (f/k/a GPPC, Inc.):

                                      BY /s/ Eric R. Wilkinson
                                         --------------------------------
                                         Printed Name: Eric R. Wilkinson
                                            Title: President

State of _________         )
                           :  SS
__________ County          )

                  On this ____ day of ______________, 1998, before me appeared ______________________ to me personally known, who, being by me duly sworn, did say that he is of Generac Portable Products, Inc. (f/k/a GPPC, Inc.), and that said instrument was signed on behalf of said corporation by authority of the Board of Directors.


         [Seal]                            Notary Public, State of
                                           My commission



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                                   SCHEDULE A

Pending U.S. federal trademark applications:

1.       GRIPSTART         (U.S. serial no. 75/203,329, filed 11/25/96)
2.       MEGAFORCE         (U.S. serial no. 75/249,372, filed 02/27/97)
3.       SAFETY FLOW       (U.S. serial no. 75/203,328, filed 11/25/96)
4.       SMARTWELD         (U.S. serial no. 75/331,792, filed 07/28/97)
5.       TRIGGER UP        (U.S. serial no. 75/203,332, filed 11/25/96)
6.       WATER CHECK       (U.S. serial no. 75/203,331, filed 11/25/96)

Common law trademarks used in connection with Assignor's portable products:

1.       LITEHOUSE
2.       NIAGARA
3.       HOME AND AWAY (also sometimes used as HOME & AWAY)
4.       SPORT AND HOME (also sometimes used as SPORT & HOME)
5.       G-FORCE
6.       SV
7.       SVP
8.       SVT
9.       XL
10.      EC
11.      ET



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